702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Supplement dated July 10, 2019 to the currently effective Class A, Class C and Institutional Class Shares Statutory Prospectus (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are currently eligible only for certain sales charge waivers and discounts as described below. Therefore, effective immediately, the disclosure below describing the sales charge waivers available through Raymond James is added to the end of Appendix A (“Sales Charge Waivers and Discounts Through Intermediaries”) of the Prospectus.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

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A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this Prospectus.

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Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Please retain this supplement for future reference.

RDX-SERIES-SUP-0719x0820